                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 25, 2002

                                ----------------

                           PRUDENTIAL FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

   New Jersey                    001-16707                  22-3703799
(State or other jurisdiction  (Commission File           (I.R.S. Employer
  of incorporation)                Number)               Identification No.)


                                751 Broad Street
                            Newark, New Jersey 07102
              (Address of principal executive offices and zip code)

                                 (973) 802-6000
              (Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure.

         On November 25, 2002, Prudential-Bache International, a subsidiary of Prudential Financial, Inc., a New Jersey Corporation, issued a statement. The Company is furnishing a copy of this statement as Exhibit 99.0 hereto.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2002         Prudential Financial, Inc.

                                By: /s/  Anthony S. Piszel

                                -----------------------------------------------
                                Name: Anthony S. Piszel
                                Title: Controller (Principal Accounting Officer)

                                  Exhibit Index

Exhibit
No.                             Description

--------------------------------------------------------------------------------
99.0 Statement by Prudential-Bache International, a subsidiary of Prudential Financial, Inc., dated November 25,2002.